                                                                   EXHIBIT 10.12
                          EXODUS COMMUNICATIONS, INC.
                   INTERNET SERVICES AND PRODUCTS AGREEMENT

This Agreement defines the terms and conditions between Exodus Communications, Inc., (hereafter referred to as "EXODUS") and eBay (hereafter referred to as "CUSTOMER") whereby Exodus provides value-added Internet services and related products to Customer.

1. Exodus will provide the following services and products at the prices shown (see Addenda for additional services):

Connection Type__________ Usage Level____                 Price________       Billing Period________
            One Time Installation Cost                    Price________

Telco Connection provided by:______________               Price________       Billing Period________
            One Time Installation Cost                    Price________

Other:____________________________                        Price________       Billing Period________
Other:____________________________                        Price________       Billing Period________
Equipment:  see Attachment A (if applicable)              Price________

Request for Service _____________________                          SEE CO-LOCATION ADDENDUM
                            Date

Exodus will not increase prices for services provided during the Billing Period identified above. Exodus reserves the right to change prices beyond the billing period upon notice to Customer 30 days in advance of any change. All prices are exclusive of any tax, levy customs duty, import tax or similar governmental charge that may be assesses by any jurisdiction. All such taxes are the responsibility of Customer.

2. The term of this Agreement is for one year from the date Internet access is connected, Customer may cancel within the first 30 days without penalty, thereafter it is non cancelable, and will automatically renew yearly thereafter, unless 60 day advanced notice is given by either party prior to this agreement's anniversary date. Customer may cancel with 30 day advance notice if Customer can show that Exodus has failed to provide commercially reasonable service levels or price increases (if any) are not acceptable to Customer. At that time Exodus connection service is installed or product is shipped, Exodus will invoice the Customer. Payments for subsequent billing periods will be issued in advance of the provision of service. Invoices are due upon receipt.

3. Exodus makes no warranty of any kind with respect to services and products provided under this Agreement. Exodus DISCLAIMS ALL WARRANTIES, EXPRESS AND IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO THE DOMAIN NAMES OBTAINED FOR CUSTOMERS, SERVICES, OR ANY

     INFORMATION OBTAINED THROUGH THE SERVICES. In situation involving performance or nonperformance of services or products furnished under this Agreement, Customer's sole remedy shall be: in the case of products, repair, or return of the defective product to Exodus for refund, at the discretion of Exodus. In the case of services, refund of a prorata potion of the price paid for services which were not provided. Credit will only be issued for periods of lost service greater than 24 hours.

4. Exodus will not be liable for any damages Customer may suffer arising out of acts of God, use or inability to use, Exodus' Internet services or related products unless such damages are caused by an intentional and willful act of Exodus. In no event shall Exodus be liable for unauthorized access to Customer's transmission facilities or Customer premise equipment or for unauthorized access to or alteration, theft or destruction of Customer's data files, programs, procedure or information through accident, fraudulent means or devices, or any other method. Exodus will not be liable for indirect, incidental, special or consequential damages for any lost property or data of Customer. Exodus' liability for damages to Customer for any cause whatsoever, regardless of form of action, including negligence, shall not exceed and amount equal to the price of products and services purchased by Customer during the twelve month period preceding the event which caused the damages or injury.

5. Exodus will indemnify and hold Customer harmless against any claims or demand by any third party that any hardware or software provided by Exodus to Customer hereunder, infringes any U.S. copyright or patent. Except for such indemnity, Customer agrees to indemnify and hold Exodus harmless against any claim or demand by any third party due to or arising out of the use by Customer of Internet services and related products provided hereunder.

6. Customer is solely responsible for the content of any transmissions any Customer and any third party utilizing customer's facilities or Exodus' facilities. Use of other organization's network or computing resources are subject to their respective permission and usage policies. Customer agrees to comply with all applicable laws with regard to the transmission and use of information and content, solicitation of any activity that is prohibited by applicable law over Internet. Customer further agrees not to use the Internet service for illegal purposes, to interfere with or disrupt other network users, network services or network equipment. Customer shall be liable for and shall indemnify and defend EXODUS from and against any claims in anyway arising from or related to (i) the alleged infringement of patent, trademark, design, copyright or any other intellectual property rights in relation to the Customer's use of the services and (ii) Customer use or inclusion of any information, photographs, art work or other content (including without limitation claims based on invasion of privacy, right of publicity, the Communications Decency Act of 1996, obscenity or pornography, and the violation of any states or ordinances or other laws).

7. Customer understands that Internet use, and related products and services provided under this Agreement, may require registration and related administrative reports which are public in nature. In addition Customer agrees Exodus may include its name in directories of Exodus customers.

8. Unless otherwise authorized in writing by Exodus and attached as an Addenda to this agreement, Customer shall limit access to and use of the Internet connecting services to its employees solely for Customer's business purposes and shall not resell or otherwise generate income by providing access to the Internet service to third parties. Customer's right to use the Internet services and products provided hereunder is limited to Customer and is nontransferable.

9. Failure by the Customer to comply with the terms of this agreement will result in immediate termination of Exodus Internet services.

10. Customer agrees not to export or re-export (including by way of electronic transmission), directly or indirectly, any software or technical data through the Internet services without first obtaining any required export license or governmental approval.

11. This Agreement, together with any Addenda, constitute the entire agreement of the parties with respect to the services and product provided hereunder and supersede any prior agreements. These terms and conditions shall prevail notwithstanding any different or additional terms and conditions in any forms provided by Customer. No waiver of any rights hereunder shall be deemed to be a waiver of the same right on any other occasion. This Agreement shall be governed by the laws of the State of California without regards to conflicts of law principles.

THESE TERMS AND CONDITIONS HAVE BEEN READ, ARE UNDERSTOOD, AND ARE HEREBY
     ACCEPTED.

/s/ MICHAEL K. WILSON       5/2/97      /s/ ILLEGIBLE
-----------------------------------     ------------------------------------
Customer Representative      Date       Exodus Representative         Date
    (Signature)                              (Signature)


MICHAEL K. WILSON
-----------------------------------     ------------------------------------
Name                                    Name

VP PRODUCT DEVELOPMENT
-----------------------------------     ------------------------------------
Title                                   Title






                             EXODUS COMMUNICATIONS
                               REGISTRATION FORM

                          EXODUS COMMUNICATIONS, INC.

                              CO-LOCATION ADDENDUM
                                       TO
                    INTERNET SERVICES AND PRODUCTS AGREEMENT

     This CO-LOCATION ADDENDUM is part of the INTERNET SERVICES AND PRODUCTS AGREEMENT ("Internet Services Agreement") effective as of May 1, 1997, between
            ---------------------------                   -----------
Exodus Communications, Inc. ("Exodus") and you ("Customer").
                              ------             --------

     The following additional terms and conditions apply under this Addendum.

     1. Co-Located Equipment and Fees
        -----------------------------

        "Equipment" Description _______________________________
        ---------
        "Facility" Description     1 Full Rack
         --------                  -----------
        Co-location Connection Type  10M Dedicated
                                     -------------
        Connection Fee         $1,000.00 NRC/$5,000.00  Billing Period:  Monthly
                                ------------  --------                   -------
        Facility Fee           $750.00 NRC/$750.00 MRC  Billing Period:  Monthly
                                ----------  ----------                   -------
        # Access Cards (3 max)    3 @ $100/card
                                  -
        Other Charges          $_________________________________

        Request for Service     5/7/97
                            ---------------
                                Date

     2. Installation; Maintenance; Removal.  Exodus agrees to allow Customer to
        ----------------------------------
place the Equipment in the Facility subject and subordinate to the terms and provisions of Exodus' lease with its landlord. Such placement shall be subject to this Addendum and Exodus' installation and maintenance specifications (the "Specifications"), which Exodus shall provide to Customer from time to time and
 --------------
Customer agrees to comply therewith. Customer agrees that it will be solely responsible, and at Exodus' request will reimburse Exodus, for all costs and expenses associated with placing, installing, maintaining, operating and removing the Equipment and related materials, including but not limited to, all necessary preparations required to comply with the Specifications, costs associated including but not limited to, all necessary preparations required to comply with the Specifications, costs associated with relocation or removal of the Equipment once installed, all electric, telephone and other utility charges attributable to the Equipment and related use of the Facility, and all taxes or other government fees arising from or related to the performance of Exodus' obligations under this Addendum. Customer further agrees that upon termination of this Addendum, Customer will leave the Facility in as good condition as it was in at the beginning of the term of this Addendum, and will remove the Equipment and any property which is obligated or permitted to remove prior to the termination date.

     3. Security.  Exodus will maintain the Facility at its premises which will
        --------
be staffed by an Exodus employee at all times. The Exodus employee will require all visitors to the premises to sign a sign-in sheet and specify the reason for their visit. Customer acknowledges that Exodus will allow representatives of Co-location customers unlimited and unsupervised access to their respective facilities, and such facilities may be located with and immediately accessible to other customer's facilities, including Customer's Facility.

Exodus will take reasonable measures to protect the security of each customer's facility and equipment, including the measures described in this Section 3. Notwithstanding such actions, EXODUS ASSUMES NO LIABILITY FOR ANY DAMAGE OR LOSS TO CUSTOMER'S FACILITY AND/OR EQUIPMENT RESULTING FROM ANY OTHER CUSTOMER'S ACCESS TO ITS FACILITY OR EXODUS' PREMISES. ANY SUCH DAMAGE OR LOSS WILL BE THE EXCLUSIVE RESPONSIBILITY OF THE CUSTOMER WHO CAUSED AND THE CUSTOMER WHO INCURRED SUCH LOSS OR DAMAGE. Exodus will provide reasonable assistance to resolve any disputes regarding such losses or damages.

     4. Access.  Exodus hereby grants Customer's representatives listed below
        ------
(the "Representatives") unlimited access, twenty-four (24) hours per day, seven
      ---------------
(7) days per week, to the Facility. Access will be via Access Cards and is limited to the Representatives. Whenever Customer requires access to the Facility for persons other than its Representatives, Customer shall give Exodus twenty-four (24) hours prior notice by calling Exodus at a phone number to be provided by Exodus and requesting Exodus to arrange for such access. Customer shall reimburse Exodus for all extraordinary costs incurred by Exodus in arranging such access. EACH REPRESENTATIVES AND ANY OTHER PERSONS ACCESSING THE FACILITY MUST SIGN A SIGN-IN SHEET AND ACCESS THE FACILITY AT THEIR OWN RISK AND EXODUS ASSUMES NO LIABILITY WHATSOEVER FOR ANY HARM TO SUCH PERSONS OR DAMAGE TO PROPERTY BROUGHT BY SUCH PERSONS TO THE FACILITY. Customer's Representatives are:

Name:  PIERRE OMIDYAR                  Title:  CEO
       --------------                          ---

Name:  MICHAEL WILSON                  Title:  VP PRODUCT DEVELOPMENT
       --------------                          ----------------------

Name:  PETE HELME                      Title:  ENGINEER
       ----------                              --------

     1. Condition of Premises/Limitation of Liability. CUSTOMER HEREBY ACCEPTS
        ---------------------------------------------
THE FACILITY IN AN "AS IS" CONDITION at the commencement of the term of this Addendum, and acknowledges that Exodus has no obligation to make alterations, improvements or additions, decorations or changes within the Facility or any part thereof. Exodus may be required to relocate the Equipment within its premises during the term of this Addendum, and Customer authorizes Exodus to take such action provided Exodus does not disrupt or otherwise impair Customer's service without first notifying Customer of such planned relocation. CUSTOMER ACKNOWLEDGES AND AGREES THAT EXODUS SHALL NOT BE LIABLE FOR ANY COSTS, EXPENSES OR OTHER DAMAGES INCURRED BY CUSTOMER OR ANY THIRD PARTY AS A RESULT OF THE PERFORMANCE OF EXODUS' OBLIGATIONS PURSUANT TO THIS ADDENDUM OR OTHERWISE RELATED TO THE EQUIPMENT, EXCEPT AS A RESULT OF EXODUS' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN NO EVENT WILL EXODUS BE LIABLE TO CUSTOMER FOR ANY DAMAGES OR LOSSES DUE TO THE FAILURE OR MALFUNCTION OF THE EQUIPMENT LOCATED IN THE FACILITY. Notwithstanding the foregoing, and without imposing any duty or obligation on Exodus, Exodus will endeavor to protect the Facility and Equipment from damage and will notify Customer promptly of any problems or anticipated problems related thereto and identified by Exodus. TO THE EXTENT EXODUS IS LIABLE FOR ANY DAMAGE TO CUSTOMER'S EQUIPMENT FOR ANY REASON, SUCH LIABILITY WILL BE LIMITED SOLELY TO THE EQUIPMENT LISTED ABOVE.

     2. Rights to Equipment; Insurance.  Customer represents, warrants and
     ------------------------------
covenants that it owns or has the legal right and authority, and will continue to own or secure the legal right and authority, during the term of this Addendum, to use the Equipment and Facility as contemplated by this Addendum. Customer further covenants and agrees to keep in force and effect during the term of this Addendum for the benefit of Exodus, Exodus' landlord and Customer, a policy of comprehensive liability insurance conforming to the requirements of the applicable provisions of Exodus' lease of the premises containing the Facility, as presented by Exodus to Customer from time to time.

     3. Customer's Responsibility for Losses or Damages; Indemnification.
        ----------------------------------------------------------------
Customer will be liable to Exodus, Exodus' landlord, other co-location customers, their respective officers, directors, suppliers, agents, employees and consultants, for any losses, damages or costs resulting from Customer's actions or inactions relating to or arising under this Addendum, including damage caused by Customer's Equipment or resulting from Customer's access to the Facility. Customer covenants and agrees to indemnify, defend and hold Exodus, Exodus' landlord, other co-location customers, their respective officers, directors, suppliers, agents, employees and consultants harmless from and against any and all costs, liabilities, suits, actions, claims, damages, charges and expenses, including reasonable attorney fees, resulting from Customer's Equipment or use of or access to the Facility, unless arising from the willful misconduct of Exodus.

     4. Casualty or Eminent Domain.  In the event of taking by eminent domain or
        --------------------------
damage by fire or other casualty to the Facility, Customer shall acquiesce and be bound by any action taken by or agreement entered into between Exodus and its landlord with respect thereto.

     5. Not a Lease. This Co-location Addendum is a services agreement and is
        -----------
not intended to and will not constitute a lease of real property. Customer acknowledges and agrees that it has no rights as a tenant or otherwise under any real property and/or landlord/tenant laws, regulations or ordinances. Upon termination of this Addendum for any reason, Exodus will have the right to remove immediately all of Customer's Equipment located at the Facility.

     6. Entire Agreement.  Exodus and Customer agree that the terms and
        ----------------
conditions of the Internet Services Agreement and any prior addenda thereto are hereby incorporated by reference and made a part hereof to the same extent as if such terms and conditions were set forth in full herein. To the extent that any terms and conditions in this Addendum conflict with the terms and conditions in the Internet Services Agreement or prior addenda thereto, the terms and conditions of this Addendum will supersede any conflicting prior terms and conditions.

THESE TERMS AND CONDITIONS HAVE BEEN READ, ARE UNDERSTOOD, AND ARE HEREBY ACCEPTED.

CUSTOMER                              EXODUS COMMUNICATIONS, INC.

By:  /s/ MICHAEL K. WILSON            By:  /s/ ILLEGIBLE
   ------------------------------        ------------------------------
    Authorized Signature

Name:  MICHAEL WILSON                 Name:
     ------------------------------        ------------------------------

Title:  VP PRODUCT DEVELOPMENT        Title:
      ------------------------------        ------------------------------

Date:  5/2/97                         Date:
     ------------------------------        ------------------------------

                                       (This is the effective date of this
                                                 addendum) 10/96

eBay, Inc.
------------------------------
   Customer Business Name